UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.    )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

JAZZ PHARMACEUTICALS PUBLIC LIMITED COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Annual Shareholder Meeting to Be Held on July 30, 2020.

JAZZ PHARMACEUTICALS PLC

JAZZ PHARMACEUTICALS PLC

FIFTH FLOOR, WATERLOO EXCHANGE

WATERLOO ROAD, DUBLIN 4, IRELAND

ATTN: COMPANY SECRETARY

Meeting Information
Meeting Type: Annual General Meeting
For holders as of: June 3, 2020
Date: July 30, 2020 Time: 3:00 PM Local Time
Location: Jazz Pharmaceuticals plc
Fifth Floor, Waterloo Exchange
Waterloo Road
Dublin 4, Ireland

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. PROXY STATEMENT          2. ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:         www.proxyvote.com

2) BY TELEPHONE:     1-800-579-1639

3) BY E-MAIL*:             sendmaterial@proxyvote.com

*   If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before July 16, 2020 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

 The Board of Directors recommends you vote

 FOR each of the nominees for director named in

 Proposal 1 below:

1.	To elect four nominees for director named below to hold office until the 2023 annual general meeting of shareholders.

Nominees:

1a. Bruce C. Cozadd

1b. Heather Ann McSharry

1c. Anne O’Riordan

1d. Rick E Winningham

The Board of Directors recommends you vote FOR Proposals 2, 3, 4 and 5:

2.

To ratify, on a non-binding advisory basis, the appointment of KPMG as the independent auditors of Jazz Pharmaceuticals plc for the fiscal year ending December 31, 2020 and to authorize, in a binding vote, the board of directors, acting through the audit committee, to determine the auditors’ remuneration.

3.	To approve, on a non-binding advisory basis, the compensation of Jazz Pharmaceuticals plc’s named executive officers as disclosed in the proxy statement.

4.

To approve an amendment and restatement of Jazz Pharmaceuticals plc’s Amended and Restated 2007 Non-Employee Directors Stock Award Plan in order to, among other things, increase the number of ordinary shares authorized for issuance by 500,000 shares.

5.	To approve a capital reduction and creation of distributable reserves under Irish law.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.